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                                                                      EXHIBIT 24
                             FIRSTMERIT CORPORATION
                            LIMITED POWER OF ATTORNEY
                       REGISTRATION STATEMENTS ON FORM S-8


         The undersigned directors and officers of FirstMerit Corporation (the "Company") hereby constitute and appoint Terry E. Patton, and/or Kevin C. O'Neil, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-8 and any and all amendments and exhibits to the foregoing Registration Statement together with any and all applications or other documents to be filed with the Securities and Exchange Commission, the Nasdaq Stock Market National Market System and any state securities agencies pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Effective the 20th day of May, 1999, unless otherwise indicated below.

/s/ John R. Cochran                                   /s/ Austin J. Mulhern
---------------------------------------               ------------------------------------------
John R. Cochran                                       Austin J. Mulhern
Director, Chairman and Chief Executive Officer        Senior Vice President, Finance and Administration
                                                      (Chief Financial Officer and Chief Accounting
Officer)

/s/ Karen S. Belden                                   /s/ R. Cary Blair
---------------------------------------               ------------------------------------------
Karen S. Belden, Director                             R. Cary Blair, Director

/s/ John C. Blickle                                   /s/ Sid A. Bostic
---------------------------------------               ------------------------------------------
John C. Blickle, Director                             Sid A. Bostic, Director

/s/ Robert W. Briggs                                  /s/ Gary G. Clark
---------------------------------------               ------------------------------------------
Robert W. Briggs, Director                            Gary G. Clark, Director

/s/ Richard Colella                                   /s/ Terry L. Haines
---------------------------------------               ------------------------------------------
Richard Colella, Director                             Terry L. Haines, Director

/s/ Clifford J. Isroff                                /s/ Philip A. Lloyd, II
---------------------------------------               ------------------------------------------
Clifford J. Isroff, Director                          Philip A. Lloyd, II, Director

/s/ Robert G. Merzweiler                              /s/ Roger T. Read
---------------------------------------               ------------------------------------------
Robert G. Merzweiler, Director                        Roger T. Read, Director

/s/ Justin T. Rogers                                  /s/ Richard N. Seaman
---------------------------------------               ------------------------------------------
Justin T. Rogers, Director                            Richard N. Seaman, Director

/s/ Jerry M. Wolf                                     /s/ Charles F. Valentine
---------------------------------------               ------------------------------------------
Jerry M. Wolf, Director                               Charles F. Valentine, Director


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